UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2018

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	000-23996	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon		97210-1818
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	Schmitt Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders on October 12, 2018 (the “Meeting”).

(b)

At the Meeting, 2,804,542 shares of common stock, which represented 70.2 percent of the 3,994,545 total shares of common stock outstanding and entitled to vote at the Meeting, were present in person or by proxy which constituted a quorum. Each share was entitled to one vote at the Meeting.

Set forth below are the matters acted upon by Company shareholders at the Annual Meeting and the final voting results on each matter, the results of which were certified by the Inspector of Elections on October 16, 2018.

1.

Election of Directors. Two incumbent director nominees, Maynard E. Brown and David W. Case, were nominated by the Board of Directors for election as directors to serve three-year terms expiring in 2021. In addition, two director nominees, Michael R. Zapata and Andrew Hines, were nominated by Sententia Capital Management, LLC, Sententia Group, LP, Mr. Zapata and Mr. Hines (the “Sententia Group”). The votes cast for and the votes cast against or withheld, as well as broker non-votes, with respect to each nominee were as follows:

Name of Nominee	Votes For	Votes Against/ Withheld	Broker Non-votes
Company Nominees:
Maynard E. Brown	830,011	280,295	0
David W. Case	1,081,508	28,798	0

Sententia Group Nominees:
Andrew Hines	1,689,892	4,344	0
Michael R. Zapata	1,689,822	4,414	0

Accordingly, Messrs. Zapata and Hines were elected as directors to serve three-year terms expiring in 2021.

2.

Advisory Vote on Executive Compensation. An advisory vote on the compensation paid to the Company’s Named Executive Officers (as defined in the Company’s Proxy Statement) was submitted to, and voted upon, by the shareholders. There were 906,908 shares of common stock voted in favor of and 1,046,402 shares of common stock voted against said resolution. The holders of 851,232 shares of common stock abstained and there were 0 broker non-votes.

3.

Ratification of Appointment of Independent Registered Public Accounting Firm. A resolution to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending May 31, 2019 was submitted to, and voted upon by, the shareholders. There were 2,776,522 shares of common stock voted in favor of and 3,540 shares of common stock voted against said resolution. The holders of 24,480 shares of common stock abstained and there were 0 broker non-votes. Accordingly, the appointment of Moss Adams LLP was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

October 18, 2018	By:	/s/ Ann M Ferguson
Name: Ann M Ferguson
Title: Chief Financial Officer and Treasurer